Exhibit 99.1

ENTERPRISE FINANCIAL SERVICES CORP

INVESTOR PRESENTATION

Peter Benoist – CEO

Frank Sanfilippo – CFO

March 15-16, 2010

ENTERPRISE FINANCIAL

TALENT • STRENGTH • PASSION

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2008 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

EFSC KEY THEMES

- **Building Balance Sheet Strength**
  - Liquidity
  - Capital and Reserves
- **Managing Credit Risk**
- **Positioning for Opportunities**
  - Core Earnings
  - Market Share Growth

ENTERPRISE FINANCIAL
Talent · Strength · Passion

ENTERPRISE VALUE PROPOSITION

Strategic focus on privately held business and their owner families

ENTERPRISE BANK

$2.3 Billion in Banking Assets

ENTERPRISE TRUST

$1.3 Billion in Trust Assets Under Administration



Enterprise University
Financial Planning
Treasury Management
Estate Planning
Business Owner & Family
Personal Banking
Succession Planning
Commercial Banking
Investment Management

- Four locations in St. Louis market
- Seven locations in Kansas City market
- Three locations in Phoenix market

- Wealth Management
  - Fiduciary trust services
  - Personal advisory services
  - Missouri housing tax credit brokerage

- Largest publicly held banking company based in St. Louis
- Strong core funded deposit base

ENTERPRISE FINANCIAL
TALENT · STRENGTH · DESIGN

COMPANY MARKETS



St. Louis MSA

- 2.8 million population; 18th largest metro area
- Median household income $52,500 vs. US median $50,700
- 50,000 households with investable assets over $1 million
- 70,000 privately held businesses
- Significant healthcare, financial services, transportation and defense industries.



Kansas City MSA

- 2.0 million population; 26th largest metro area
- Median household income $53,500 vs. US median $50,700
- 35,000 households with investable assets over $1 million
- 50,000 privately held businesses
- Significant government, communications and healthcare industries



Phoenix MSA

- 4.2 million population; 12th largest metro area
- Median household income $54,300 vs. US median $50,700
- 72,000 households with investable assets over $1 million
- 86,000 privately held businesses
- Significant electronics, tourism, retail and professional services sectors
- Very attractive long term demographic and growth trends

ENTERPRISE FINANCIAL
TALENT · STRENGTH · VISION

TARGET RICH ENVIRONMENT

- Significant organic growth potential
  - Fragmented market – top 3 banks only control 39% (STL) and 30% (KC) , versus 55% on average of the 10 ten largest U.S. MSAs
  - Market disruption of PNC and National City acquisition
- Ample strategic growth through whole bank or FDIC assisted acquisitions
  - Attractive acquisition pool in St. Louis - 16 banks between $500M and $1.5B
  - Of 175 institutions in these MSAs, **23** (10 in STL, 13 in KC), are experiencing credit stress with a Texas Ratio >75% and **12** (5 in STL, 7 in KC) with TCE/TA < 5%
  - There are at least 7 institutions in the Phoenix MSA that have Texas Ratio >75% or TCE/TA <5%

Credit Stress:
Texas Ratio >75%

EFSC =37.6%
Pro Forma = 34.6%



45
40
35
30
25
20
15
10
5
0
23
$40
$33
# of Institutions
Assets ($B)
Deposits ($B)

Capital Stress:
TCE / TA <5%

EFSC = 5.5%
Pro Forma = 6.1%



40
35
30
25
20
15
10
5
0
12
$36
$30
# of Institutions
Assets ($B)
Deposits ($B)

Source: SNL Financial, data as of 12/31/09.
Notes:1. Texas Ratio is calculated as (NPAs + 90 PD) / (Tang. Comm. Equity + LLR)
2. The tangible common equity ratio is presented because management believes it is an important financial measure of capital strength even though it is considered to be a non-GAAP measure.

ENTERPRISE FINANCIAL
TALENT - STRENGTH - BEDROCK

DEPOSIT MARKET SHARE – STL & KC

St. Louis

RANK	INSTITUTION	($000)	DEPOSITS SHARE	MARKET BRANCHES
1	US Bank (MN)	12,511,860	18.50%	116
2	Bank of America (NC)	7,554,279	11.17%	62
3	Southwest Bank, M&I (WI)	5,295,089	7.83%	18
4	Commerce Bank (MO)	4,307,847	6.37%	54
5	Scottrade (MO)	3,675,677	5.43%	1
6	Regions Bank (AL)	3,066,383	4.53%	70
7	National City (OH)	2,623,553	3.88%	60
8	First Bank (MO)	2,302,526	3.40%	56
9	Enterprise Bank & Trust (MO)	1,353,226	2.00%	4
10	Pulaski Bank (MO)	1,165,484	1.72%	12

Kansas City

RANK	INSTITUTION	($000)	DEPOSITS SHARE	MARKET BRANCHES
1	Commerce Bank (MO)	4,508,407	11.07%	51
2	UMB (MO)	4,056,261	9.96%	40
3	Bank of America (NC)	3,791,724	9.31%	41
4	US Bank (MN)	1,961,218	4.81%	41
5	Bank Midwest (MO)	1,816,912	4.46%	35
6	Capital Federal Savings (KS)	1,760,994	4.32%	20
7	Hillcrest Bank (KS)	1,386,637	3.40%	26
8	M&I Bank (WI)	1,380,012	3.39%	12
9	North American SB (MO)	851,291	2.09%	8
22	Enterprise Bank & Trust (MO)	426,585	1.05%	7

Source: FDIC Summary of Deposits Report 6/30/09

ENTERPRISE FINANCIAL
TALENT · STRENGTH · BOSTON

BALANCE SHEET STRENGTH

STRONG CAPITAL LEVELS

Leverage Ratio



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.67%
8.62%
9.79%
10.31%
2008
2009 Q3
2009 Q4
2009 Q4 Peers

Tier 1 Ratio



16.00%
12.00%
8.00%
4.00%
0.00%
8.89%
9.49%
11.65%
12.20%
2008
2009 Q3
2009 Q4
2009 Q4 Peers

Total Capital Ratio



20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
12.81%
11.94%
14.05%
14.65%
2008
2009 Q3
2009 Q4
2009 Q4 Peers

TCE / TA



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.38%
5.14%
6.08%
7.26%
2008
2009 Q3
2009 Q4
2009 Q4 Peers

Note: Operating Peers include OZRK, BPFH, BMTC, CYN, COBZ, PNFP, PVTB, SYBT, SASR, SBIB, WTFC.

Pro Forma Impact – equity raise $15.0M

ENTERPRISE FINANCIAL

CORE DEPOSIT AVERAGE BALANCES

(dollars in millions)	2008 Q4 Deposits	2008 Q4 % of Total	2009 Q4 Deposits	2009 Q4 % of Total
DDA	$ 233	13%	$ 281	15%
NOW, Money Market & Savings	799	46%	803	42%
Certificate of Deposit	367	21%	660	34%
Core Total	1,399	80%	1,744	91%
Brokered CD's	341	20%	183	9%
Deposits Total	$ 1,740	100%	$ 1,927	100%

Core Deposit Growth from 2008 Q4 to 2009 Q4 = 25%

Borrowing / Deposits & Borrowing

At December 31, 2009


20.00%
15.00%
10.00%
5.00%
0.00%
11.51%
11.94%
EFSC
Operating Peers

ENTERPRISE FINANCIAL

SECURITIES PORTFOLIO

Total - $282 million (1)



Other (2)
11%
Government &
Agency
27%
MBS/CMO
62%

Conservative Approach

- Securities portfolio holds no CDOs or private CMOs
- No holdings of other financial institution trust preferred securities or subordinated debt
- No subprime, Alt – A or private MBS
- Average Life – 3.22 years
- Modified duration – 2.85 years
- Taxable equivalent yield – 2.82%

(1) Fair Value as of December 31, 2009

(2) Includes SBA Floaters ($27 million) and Municipals ($4 million)

ENTERPRISE FINANCIAL

MANAGING CREDIT RISK

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

STRONG ASSET QUALITY POSITION

- Sound portfolio composition
  - NO – CMBS or Sub Prime
  - Granular loan portfolio: average loan relationship under $1M
  - Limited concentration risk: $10M limit aggregate relationship exposure
  - Lower advance (20% – 30% equity)
  - 51% of loan portfolio consists of non-real estate / owner occupied
- Sound risk management
  - Assertive recognition of credit costs – reserve to NPLs coverage at 112%
  - Assertive management of ORE – velocity and recovery
  - Centralized process: underwriting, documentation and disbursement, loan administration, appraisal ordering and third party review
  - Strong sponsorship/guarantors
  - Loans concentrated in local markets

LOAN PORTFOLIO MIX BY COLLATERAL

Loan Portfolio Break Down

(dollars in millions)		Total
Raw Ground		$ 24.1
LAD/Construction		
Residential		99.9
Commercial		100.4
	Total	224.4
Owner Occupied		
Residential Incl Home Equity		143.8
C&I		318.1
Other [2]		29.3
	Total	491.2
Non Owner Occupied		
Retail		149.8
Office		134.9
Ind./Warehouse		59.5
Multi-Family		88.0
Resi Single Family		70.2
Other [3]		40.7
	Total	543.1
All Real Estate Loans		1,258.7
Non Real Estate [1]		574.6
	Total	$ 1,833.3

[1] Primarily corporate assets, cash equivalents, securities. Only $11.0 unsecured.
[2] Churches, Schools, Golf Course, Farmland
[3] Commercial Other R/E, Nursing homes, Mobile Home Park
Note: data as of 12/31/09

Loan Portfolio Composition



Raw Ground
1%
LAD / Construction
12%
Owner Occupied
27%
Residential Non
Owner Occupied
4%
Commercial Non
Owner Occupied
25%
Non Real Estate
31%

ENTERPRISE FINANCIAL

PROACTIVE CREDIT MANAGEMENT

Credit Risk Management Approach

- Proactive approach to credit risk management
- Horizontal / vertical loan review process
- Aggressive risk recognition
- Stabilizing NPAs
- Absolute and relatively low delinquencies

Reserves / NPLs



120%
100%
80%
60%
40%
20%
0%
95%
78%
82%
96%
112%
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4

Net Charge Offs and NPAs



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.50%
0.73%
1.98%
2.75%
2.89%
2.63%
2.74%
0.10%
0.13%
0.76%
1.47%
1.22%
1.16%
1.90%
2006
2007
2008
2009 Q1
2009 Q2
2009 Q3
2009 Q4
NCOs / Avg. Loans
NPAs / Assets

Delinquency Trends



$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
1.5%
1.3%
1.1%
0.9%
0.7%
0.5%
0.3%
0.1%
-0.1%
$13.7
$18.5
$10.4
$15.6
$4.0
0.62%
0.84%
0.49%
0.74%
0.22%
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
30-89 PD ($ Millions)
% of Total

ENTERPRISE FINANCIAL

ASSET QUALITY METRICS

Past dues and NPL's expressed as a % of Total Loans within category

	4Q 09 30-89 DAYS PAST DUE	3Q 09 30-89 DAYS PAST DUE	NPL'S 4Q 09	NPL'S 3Q 09
Const & Land Dev [1]	0.00%	0.59%	8.65%	7.08%
Residential	0.36%	0.54%	1.73%	3.73%
CRE	0.32%	0.14%	1.50%	0.66%
Multifamily	0.00%	0.00%	0.00%	2.86%
C&I	0.16%	1.54%	0.58%	0.40%
Total Loans [2]	0.22%	0.74%	2.04%	2.12%

[1] UBPR Peer percentages at December 31, 2009 30-89 days past due – 1.43%, NPL's – 10.94%

[2] UBPR Peer percentages at December 31, 2009 30-89 days past due – 1.27%, NPL's – 3.59%

PROACTIVE CREDIT MANAGEMENT VS PEERS

Reserves / Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.35%
1.81%
EFSC
Operating Peers

Reserves / NPLs



125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
112.0%
72.1%
EFSC
Operating Peers

NPAs / Assets



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.74%
3.06%
EFSC
Operating Peers

LTM NCOs / Average Loans



2.00%
1.50%
1.00%
0.50%
0.00%
1.42%
1.72%
EFSC
Operating Peers

Note: Operating Peers include OZRK, BPFH, BMTC, CYN, COBZ, PNFP, PVTB, SYBT, SASR, SBIB, WTFC.

Data as of 12/31/09

ENTERPRISE FINANCIAL

IMPAIRED LOANS AND OREO

- No single large exposures
- Impaired credits are well reserved
- ORE of $26.4 million is only 2.1% of total real estate secured portfolio of $1.3 billion

(dollars millions)

Impaired Loans - Largest by Exposure	Loans Outstanding	Specific Reserves	*% of Loans Outstanding*
Residential RE	$3.8	$1.5	*39%*
Residential RE	2.9	0.7	*23%*
Commercial RE	1.7	0.6	*33%*
Commercial RE	4.0	0.5	*13%*
Commercial & Industrial	1.4	0.5	*36%*
Commercial RE	1.4	0.4	*28%*
Others Less than $0.4M of Reserves	23.3	3.6	*15%*
Total	**$38.5**	**$7.8**	*20%*

(dollars in millions)

OREO Type of Collateral	Amount	Value	*% of Portfolio*
Residential Homes	29 Properties	$5.9	*22%*
Residential Lots	368 Lots	7.8	*30%*
Commercial Property	15 Properties	12.7	*48%*
Total		$26.4	*100%*

OREO Sold:

Year	Amount ($M)	Gain(Loss) ($K)
2009	$22.8	($436.0)
2008	7.9	552.0
Total	**$30.7**	**$116.0**

Data as of 12/31/09

ENTERPRISE FINANCIAL

PROFITABILITY AND GROWTH

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

NET INTEREST INCOME

In millions

	4Q '09	4Q '08
Loan Income	$ 26.4	$30.6
Loan Yield	5.54%	5.66%
Investment Income	$ 1.9	$ 1.4
Investment Yield	1.85%	4.43%
Earning Asset Yield	4.89%	5.60%
IB Deposit Expense	$7.1	$9.3
IB Deposit Rate	1.72%	2.47%
Other IB Liabilities Expense	$ 3.0	$ 5.0
Other IB Liabilities Rate	3.93%	3.86%
Total IB Liabilities Rate	2.06%	2.82%
Net Interest Income	$ 18.2	$17.7
Net Interest Rate Margin	3.15%	3.09%

ENTERPRISE FINANCIAL
Talent · Strength · Passion

STABLE MARGIN AND OPERATING LEVERAGE

NET INTEREST MARGIN (TE)


8.00%
6.00%
4.00%
2.00%
0.00%
7.34%
7.63%
6.04%
5.28%
5.32%
5.12%
4.89%
4.26%
4.71%
3.20%
3.02%
3.10%
2.97%
3.15%
3.85%
3.61%
3.20%
2.56%
2.53%
2.48%
2.06%
2006
2007
2008
2009 Q1
2009 Q2
2009 Q3
2009 Q4
Earning Asset Yield
NIM
Cost of Paying Liabilities

OTHER EXPENSE TO AVG. ASSETS


3.00%
2.50%
2.00%
1.50%
2.81%
2.62%
2.41%
2.12%
2.15%
2005
2006
2007
2008
2009 (1)

(1) Excluding $45.4 million goodwill impairment charge.

ENTERPRISE FINANCIAL

DIVERSIFIED FEE INCOME

Dollars in millions



$23.0
$18.0
$13.0
$8.0
$3.0
($2.0)
$8.2
$9.9
$12.9
$17.0
$12.5
2005
2006
2007
2008
2009
Other
Securities Gains
Tax Credit Gains
Mortgage Gains
Service Charges
Trust

Fee Income Ratio:	16%	16%	17%	20%	15%

Note: Excludes $3.4 of branch sale gains in 2008 and $7.4 of debt extinguishment gains in 2009.

PRE-TAX PRE-PROVISION EARNINGS POWER [(1)]

Dollars in millions

	2009 Q2	2009 Q3	2009 Q4	2009	2008
Pre-tax income (loss) from continuing operations	$ (1.6)	$7.0	$0.0	$(49.3)	$11.7
Provision for loan losses	9.1	6.5	8.4	40.4	26.5
Impairment charges	0.0	0.0	0.0	45.4	0.0
FDIC Special Assessment	1.1	(0.1)	0.0	1.0	0.0
Gain on extinguishment of debt	0.0	(5.3)	(2.1)	(7.4)	0.0
Sales and fair value write down on ORE	0.5	0.6	1.2	2.8	(0.5)
Other gains and losses	(0.7)	0.0	0.0	(1.0)	(2.5)
Pre-tax Pre-provision earnings	$ 8.4	$ 8.7	$ 7.5	$31.9	$35.2
PTPP ROAA (%)				1.30%	1.53%

[(1)] Non GAAP measure, as defined by management and reconciled to pre-tax income here.

ENTERPRISE FINANCIAL

INVESTMENT CONSIDERATIONS

- **Attractive business model focusing on privately held businesses and owner families**
- **Experienced management team with "skin in the game"**
- **Well positioned balance sheet**
  - **Loan diversity**
  - **High core deposit funding**
  - **Capital strength**
- **Opportunities for growth in market share**
- **Sound credit and investment portfolio management**
- **Strong pre-tax pre-provision earnings power and rich fee income revenue mix**

TCE/TA RECONCILIATION

Below is a reconciliation of shareholders' equity to actual tangible common equity and total assets to actual tangible assets.

	For the year ended December 31, 2009	
(In Thousands)		
Shareholders' equity	$	163,912
Less: Preferred stock		(31,802)
Less: Goodwill		(953)
Less: Intangible Assets		(1,643)
Tangible Common Equity	$	129,515
Total assets	$	2,365,655
Less: Goodwill		(953)
Less: Intangible Assets		(1,643)
Tangible Assets	$	2,363,059
Tangible common equity to tangible assets		5.48%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · BOSTON